UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

November 6, 2012
Date of Report (date of earliest event reported)

 THE BUCKLE, INC.
(Exact name of Registrant as specified in its charter)

Nebraska	001-12951	47-0366193
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

2407 West 24th Street, Kearney, Nebraska	68845-4915
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (308) 236-8491

(Former name, former address and former fiscal year if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 8.01.	Other Events

ITEM 9.01(d)	Financial Statements and Exhibits

SIGNATURES

EXHIBIT INDEX

EXHIBIT 99.1

ITEM 8.01. Other Events

The following information is furnished pursuant to Item 8.01 “Other Events.”  On November 6, 2012, The Buckle, Inc. issued a press release announcing that at a meeting of the Board of Directors, held on November 5, 2012, the Board authorized a $4.50 per share special cash dividend to be paid to shareholders of record at the close of business on December 7, 2012.  The Board also authorized a $0.20 per share regular quarterly dividend to be paid to shareholders of record at the close of business on December 7, 2012. The $0.20 per share quarterly dividend accelerates and replaces the regular quarterly dividend that has historically been paid in January. Both the special cash dividend and the regular quarterly dividend are payable on December 21, 2012 and will be paid together.

The full text of the press release is furnished as Exhibit 99.1 to this report.

ITEM 9.01(d). Financial Statements and Exhibits

Exhibit 99.1                      Press Release Dated November 6, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Buckle, Inc.

Date: November 6, 2012	By: /s/ KAREN B. RHOADS
Name: Karen B. Rhoads
Title: Vice President of Finance
and Chief Financial Officer

EXHIBIT INDEX

Exhibit 99.1                      Press Release Dated November 6, 2012